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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ____________

                                    FORM 8-K
                                  ____________


                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported event):    September 9, 2005





                          DEEP FIELD TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its chapter)



NEW JERSEY                         333-120506                         20-1862733
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(State of                         (Commission                   (I.R.S. Employer
organization)                     File Number)               Identification No.)



     750 HIGHWAY 34, MATAWAN, NJ                                    07747
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:        (732) 441-7700
                                                   -----------------------------





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            On September 9, 2005, Deep Field Technologies, Inc. entered into a Standby Equity Distribution Agreement (the "SEDA") with Cornell Capital Partners, LP ("Cornell") whereby Cornell agrees to purchase up to $10 million of the Company's Class A Common Stock (the "Common Stock") over a two year period. The shares issuable under the SEDA must be first registered under the Securities Act of 1933, as amended. The purchase price of the Common Stock shall be at ninety-five percent (95%) of the lowest trading price of the Company's Common Stock during the five consecutive trading day period following the notification by the Company of its request for an advance from Cornell under the SEDA. In connection with the SEDA, the Company entered into an Escrow Agreement, Registration Rights Agreement and Placement Agent Agreement.




ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            c)  Exhibits

                10.1 Standby Equity Distribution Agreement dated September 9, 2005 between Deep Field Technologies, Inc. and Cornell Capital Partners, LP.

                10.2 Registration Rights Agreement dated September 9, 2005 between Deep Field Technologies, Inc. and Cornell Capital Partners, LP.

                10.3 Placement Agent Agreement dated September 9, 2005 by and among between Deep Field Technologies, Inc., Cornell Capital Partners, LP. and Monitor Capital, Inc.

                10.4 Escrow Agreement dated September 9, 2005 by and among between Deep Field Technologies, Inc., Cornell Capital Partners, LP. and David Gonzalez, Esq.
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                                    SIGNATURE
                                    ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DEEP FIELD TECHNOLOGIES, INC,



Date:  September 15, 2005            By:   /s/ Mark Meller
                                           ----------------
                                           Mark Meller
                                           President and Chief Executive Officer


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                                INDEX OF EXHIBITS
                                -----------------


         10.1 Standby Equity Distribution Agreement dated September 9, 2005 between Deep Field Technologies, Inc. and Cornell Capital Partners, LP.

         10.2 Registration Rights Agreement dated September 9, 2005 between Deep Field Technologies, Inc. and Cornell Capital Partners, LP.

         10.3 Placement Agent Agreement dated September 9, 2005 by and among Deep Field Technologies, Inc., Cornell Capital Partners, LP. and Monitor Capital, Inc.

         10.4 Escrow Agreement dated September 9, 2005 by and among Deep Field Technologies, Inc., Cornell Capital Partners, LP. and David Gonzalez, Esq.